U.S. GLOBAL INVESTORS FUNDS

Global Luxury Goods Fund

Emerging Europe Fund

China Region Fund

Gold and Precious Metals Fund

World Precious Minerals Fund

Global Resources Fund

(together, the “Funds”)

Investor Class Shares

Supplement dated September 23, 2022, to the Prospectus dated May 1, 2022

1.	Effective October 1, 2022, the sections entitled “Fees and Expenses of the Fund” and “Example” for the Global Luxury Goods Fund, on page 1 of the Funds’ Prospectus, are deleted in their entirety and replaced with the following:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee(1)	1.13%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.61%
Total annual fund operating expenses	1.99%
Expense waiver(2)(3)	(0.11)%
Total annual expenses after reimbursements	1.88%

(1)	The management fee paid to U.S. Global Investors, Inc. (the “Adviser”) is calculated and accrued daily at an annual rate based on the fund’s average daily net assets, and consists of a base fee of 1.00% that may be adjusted upward or downward depending upon the performance of the fund relative to its designated benchmark index (the “performance adjustment”). For this purpose, the fund’s cumulative performance is compared to that of the S&P Composite 1500 Index over a 12-month rolling period. When the difference between the fund’s performance and the performance of the S&P Composite 1500 Index is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. If the fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of the S&P Composite 1500 Index, the base advisory fee will be increased by 0.25%. If the fund’s cumulative performance falls below the S&P Composite 1500 Index by 5% or more, the base advisory fee will be decreased by 0.25%. Therefore, the fund’s management fee will range from a minimum of 0.75% (in the event that the performance of the fund exceeds the S&P Composite 1500 Index by 5% or more) to a maximum of 1.25% (in the event that the performance of the fund lags the S&P Composite 1500 Index by 5% or more).

(2)	The expense information has been restated to reflect current fees. Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to the restatement, i.e., due to a reduction in the expense cap for the fund.

(3)	The Adviser has contractually limited the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 1.75% for the Global Luxury Goods Fund on an annualized basis through April 30, 2023. This arrangement may not be changed or terminated during this period without approval of the fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after April 30, 2023.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$191	$614	$1,063	$2,308

2.	Effective October 1, 2022, the section entitled “Fund Expenses” on page 54 of the Funds’ Prospectus is deleted in its entirety and replaced with the following:

FUND EXPENSES

The Adviser has voluntarily limited total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.75% for each of the Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund, and China Region Fund, and 0.45% for the U.S. Government Securities Ultra-Short Bond Fund. These expense limitations will continue on a voluntary basis at the Adviser’s discretion.

The following table shows the effect that the current voluntary limitation had for those funds for which total annual fund operating expenses exceeded their respective limitation for the year ended December 31, 2021. The table below does not include the effect of any additional reimbursements that may be made from time to time to the U.S. Government Securities Ultra-Short Bond Fund and the China Region Fund.

	U.S. Government Securities Ultra-Short Bond Fund	China Region Fund
Total annual fund operating expenses	1.06%	3.14%
Voluntary expense waiver	(0.61)%	(1.55)%
Total annual expenses after reimbursements	0.45%	1.59%

* Excluding acquired fund fees and expenses, if any.

The Adviser has contractually limited the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 1.75% for the Global Luxury Goods Fund and 0.45% for the Near-Term Tax Free Fund on an annualized basis through April 30, 2023. This arrangement may not be changed or terminated during this period without approval of the fund’s Board of Trustees and will become a voluntary limitation that may be changed or terminated by the Adviser at any time after April 30, 2023. The effect of the contractual limitation has been reflected in the Fees and Expenses of the fund in the Summary Section.

* * *

For more information, please contact a Fund customer service representative toll free at

1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.

U.S. GLOBAL INVESTORS FUNDS

Global Luxury Goods Fund

Emerging Europe Fund

China Region Fund

Gold and Precious Metals Fund

World Precious Minerals Fund

Global Resources Fund

(together, the “Funds”)

Investor Class Shares

Supplement dated September 23, 2022, to the Statement of Additional Information (“SAI”) dated May 1, 2022

1.	Effective October 1, 2022, the paragraphs disclosing the Adviser’s expense limitation arrangements for the Funds in the section entitled “Base Advisory Fee Schedule,” beginning on page 31 of the SAI, are deleted in their entirety and replaced with the following:

The Adviser has voluntarily limited total fund operating expenses (exclusive of performance fees, acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest ) to not exceed 1.75% for each of the Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund, and China Region Fund, and 0.45% for the U.S. Government Securities Ultra-Short Bond Fund. The Adviser may temporarily agree to additional reimbursements or limitations.

The Adviser has contractually limited the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 1.75% for the Global Luxury Goods Fund and 0.45% for the Near-Term Tax Free Fund on an annualized basis through April 30, 2023. This arrangement may not be changed or terminated during this period without approval of the fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after April 30, 2023.

* * *

For more information, please contact a Fund customer service representative toll free at

1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.